UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 18, 2018

Heron Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33221	94-2875566
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4242 Campus Point Court, Suite 200, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 251-4400

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 18, 2018, Heron Therapeutics, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). Four proposals were voted on at the Annual Meeting: (1) the election of six directors: Kevin C. Tang, Craig A. Johnson, John W. Poyhonen, Barry D. Quart, Pharm.D., Robert H. Rosen and Christian Waage to serve until the 2019 Annual Meeting of Stockholders and until their successors are duly elected and qualified; (2) the ratification of the appointment of OUM & Co. LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018; (3) an advisory vote to approve compensation paid to the Company’s named executive officers for the year ended December 31, 2017; and (4) the amendment of the Company’s Certificate of Incorporation to increase the aggregate number of authorized shares of common stock by 50,000,000.

Only stockholders of record as of the close of business on April 23, 2018 were entitled to vote at the Annual Meeting. As of April 23, 2018, 71,951,009 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 67,378,504 shares of common stock of the Company were represented by proxy constituting a quorum for the meeting. As set forth below, each of the four proposals voted on at the meeting were approved by the stockholders entitled to vote thereon.

The votes with respect to each of the proposals are set forth below.

Election of six directors to serve until the 2019 Annual Meeting of Stockholders and until their successors are duly elected and qualified:

Name of Director Nominees	For	Withheld	Broker Non-Votes
Kevin C. Tang	40,763,150	21,796,038	4,819,316
Craig A. Johnson	54,907,756	7,651,432	4,819,316
John W. Poyhonen	55,119,371	7,439,817	4,819,316
Barry D. Quart, Pharm.D.	51,696,989	10,862,199	4,819,316
Robert H. Rosen	51,447,467	11,111,721	4,819,316
Christian Waage	55,112,370	7,446,818	4,819,316

Ratification of the appointment of OUM & Co. LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018:

For	Against	Abstain	Broker Non-Votes
66,745,738	512,511	120,255	0

Advisory vote to approve compensation paid to the Company’s named executive officers for the year ended December 31, 2017:

For	Against	Abstain	Broker Non-Votes
56,716,715	5,736,602	105,871	4,819,316

Amendment to the Company’s Certificate of Incorporation to increase the aggregate number of authorized shares of common stock by 50,000,000:

For	Against	Abstain	Broker Non-Votes
66,381,807	927,927	68,770	0

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heron Therapeutics, Inc.

Date: June 22, 2018	/s/ David L. Szekeres
David L. Szekeres
Senior Vice President, General Counsel, Business Development and Corporate Secretary